Exhibit 10.23

                                                                       EXECUTION


                       SERVICING AND CUSTODIAN AGREEMENT


                                     AMONG


                           E-LOAN AUTO FUND ONE, LLC


                                      AND


                     SYSTEMS & SERVICES TECHNOLOGIES, INC.


                                      AND


                                  E-LOAN, INC.
                               (AS ADMINISTRATOR)


                            DATED AS OF JUNE 1, 2002














      *SCHEDULES AND EXHIBITS OMITTED AS NON-MATERIAL AND WILL BE PROVIDED
                 IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K.

                      SYSTEMS & SERVICES TECHNOLOGIES, INC.
                        SERVICING AND CUSTODIAN AGREEMENT

         This Servicing and Custodian Agreement (the "AGREEMENT") is entered into as of the 1st day of June, 2002 between Systems & Services Technologies, Inc., a corporation organized under the laws of the State of Delaware, its permitted successors and assigns (hereinafter referred to as "SST"), as servicer and custodian (in such capacities, the "SERVICER" and the "CUSTODIAN", respectively), and E-Loan Auto Fund One, LLC, a Delaware limited liability company, its permitted successors and assigns (hereinafter referred to as the "COMPANY"). E-LOAN, Inc., a corporation organized under the laws of the State of Delaware, joins in this Agreement as administrator for the Company (in such capacity, the "ADMINISTRATOR") and in its individual capacity (in such capacity, the "ORIGINATOR") for purposes of Article X hereof.

                                R E C I T A L S:

         WHEREAS, the Servicer provides portfolio management services, including loan administration, payment collection and processing, insurance claim processing, custodial services and financial reporting to financial institutions in connection with Serviced Assets (as hereinafter defined);

         WHEREAS, the Company will, from time to time, purchase, inter alia, Serviced Assets from the Originator pursuant to a Contribution and Sale Agreement between the Company and the Originator dated as of June 1, 2002 (the "CONTRIBUTION AND SALE AGREEMENT") and the Company pledges, inter alia, such Serviced Assets to the Secured Party pursuant to that certain Security Agreement, dated as of June 1, 2002 (the "SECURITY AGREEMENT"), between the Company and Merrill Lynch Bank USA (the "SECURED PARTY");

         WHEREAS, in contemplation of the Company's purchase of the Serviced Assets, the Company desires to appoint the Servicer (on behalf of itself and the Secured Party) to service the Serviced Assets on the terms provided herein until the Receivables are paid in full or otherwise terminated, or until the Company relinquishes its ownership interest in such Serviced Assets; and

         WHEREAS, the Company has assigned this Agreement to the Secured Party under the Security Agreement, and the Secured Party is intended to be a third-party beneficiary of this Agreement with the right to exercise all rights and remedies of the Company under this Agreement;

         NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         In this Agreement, unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the respective meanings attributed to such terms in APPENDIX A hereto or, if not defined herein, in the Credit Agreement.

                                   ARTICLE II
                        NATURE AND SCOPE OF RELATIONSHIP

         SST agrees to assume the duties of the servicer, acting for the benefit of the Company and the Secured Party (as assignee and pledgee of the Company), and custodian, on behalf of the Secured Party, as described in this Agreement and the attached EXHIBIT A in connection with the Receivables, the other Sold Assets and the Receivables Files (collectively, the "Serviced Assets") designated by the Administrator (on behalf of the Company) to be serviced by the Servicer (including, without limitation, managing, servicing, administering and collecting on the Receivables and other Sold Assets). In performing its duties under this Agreement, the Servicer shall report to such officers, employees or agents of the Company and the Secured Party as they may designate from time to time.

         The Servicer, for the benefit of the Company and its assignees or pledgees (including the Secured Party), shall: (i) act prudently in accordance with customary and usual servicing procedures for institutions which service receivables similar to the Serviced Assets; (ii) comply with all applicable federal, state and local laws and regulations governing the Servicer and the Serviced Assets; (iii) to the extent more exacting, use and exercise that degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others and (iv) and otherwise act with respect to the Serviced Assets in such manner as will maximize the amount to be received by the Company with respect thereto (the "SERVICING STANDARD").

         The Servicer's duties shall include, without limitation, collecting and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment invoices to Obligors, reporting any required tax information to Obligors, monitoring the Serviced Assets, accounting for Collections and furnishing monthly and annual statements to the Company (with a copy to the Secured Party) with respect to distributions and performing the other duties specified herein (including, without limitation, the duties set forth on EXHIBIT A).

         The Servicer shall receive the fees as outlined in SCHEDULE 1 as full compensation for its services hereunder. The Administrator (on behalf of the Company), with the prior written consent of the Secured Party, may reasonably request the Servicer to modify or supplement the Servicer's duties or methods of performing those duties provided that the Company shall compensate the Servicer at a reasonable fee for any increase in expense experienced by the Servicer due to such requests. Any such modification or supplement must be agreed to in writing by the Servicer and the Company and acknowledged and consented to by the Originator and the Secured Party.


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

         Notwithstanding the foregoing and for the avoidance of doubt, the Servicer shall not be required to service any Inactive Receivables under this Agreement. The only obligation that the Servicer shall have with respect to the Inactive Receivables shall be to post payments received from Obligors in connection with deficiency account balances.

                                  ARTICLE III
                ERRORS AND OMISSIONS AND BLANKET CRIME INSURANCE

         The Servicer shall maintain, at its own expense, (i) an errors and omissions insurance policy and (ii) a blanket crime policy, in each case in accordance with industry standards for receivables similar to the Receivables and with broad coverage with established insurance companies, covering all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Serviced Assets to handle funds, money, documents and papers relating to the Serviced Assets. The Servicer shall provide to the Company and the Secured Party from time to time a copy of such policies upon their request therefor. Any such insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent loan servicing companies servicing automobile receivables.

         No provision of this Article III requiring such insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall cause each and every one of its third party vendors engaged as permitted under this Agreement (including EXHIBIT A hereto), if any, to maintain a policy of insurance covering errors and omissions which would meet the above stated requirements. Upon the request of the Company or the Secured Party, the Servicer shall cause to be delivered to such person a certificate evidencing coverage under such errors and omissions and/or blanket crime policies. Notwithstanding the foregoing, the Servicer will give prompt written notice to the Company and the Secured Party if the insurance coverage maintained by the Servicer pursuant to this Section is modified or amended in any way that would be adverse to the Company or the Secured Party.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

A.       REPRESENTATIONS AND WARRANTIES OF SERVICER

         1. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified; it is or will be in compliance with the laws of each state to the extent necessary to perform its obligations under this Agreement. The Servicer has full power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

         2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of the Servicer. This


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

               Agreement has been duly and validly executed and delivered by the Servicer and is a valid and legally binding agreement of the Servicer enforceable in accordance with its terms.

         3. The execution and delivery of this Agreement by the Servicer hereunder and the compliance by the Servicer with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which the Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Certificate of Incorporation or By-laws of the Servicer.

         4. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         5. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Credit Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Credit Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Credit Documents or (D) that could have a material adverse effect on the Serviced Assets.

         6. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

         7. The Servicer has in place the errors and omissions and/or blanket crime policies required to be maintained pursuant to Article III.

B.       REPRESENTATIONS AND WARRANTIES OF COMPANY AND ADMINISTRATOR

         1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

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

         2. This Agreement and all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary limited liability company proceedings of the Company. This Agreement has been duly and validly executed and delivered by the Company and assuming due authorization, execution and delivery by the Company, this Agreement is a valid and legally binding agreement of the Company enforceable in accordance with its terms.

         3. The execution and delivery of this Agreement by the Company hereunder and the compliance by the Company with all provisions of this Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement (including, without limitation, the Administration Agreement) to which the Company is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Limited Liability Company Agreement or the Certificate of Formation of the Company.

         4. With respect to each Receivable designated to the Servicer for servicing pursuant to this Agreement, the Originator represents and warrants that such Receivable:

               a)   complies   with  all   federal  and  state  laws  and  legal
                    requirements applicable to the Receivables; and

               b) was originated in connection with the sale of a Vehicle to a person or the refinancing of such a Vehicle; and

               c)   represents a bona fide  obligation  of the related  Obligor;
                    and

               d) was originated, or purchased from a person, in the regular course of business; and

               e) represents a debt that has not been satisfied, and the Obligor has not been released from liability on all or any portion of the Receivable; and

               f) is secured by a valid and perfected first priority security interest in a Vehicle titled or registered in a State of the United States or the District of Columbia; and

               g) has not been discharged in bankruptcy, and is not otherwise legally non-collectable; and

               h) is one as to which (i) the property which is the subject thereof is owned by and in the possession of the related Obligor, (ii) there are no defenses, counterclaims or set-offs on the part of such Obligor against the amounts payable, and (iii) there have been no representations or warranties made to such Obligor not contained in the documents evidencing or related to the Receivable.

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

         5. With respect to each Receivable designated to the Servicer for servicing pursuant to this Agreement on any Transfer Date, the Originator represents and warrants that (a) such Receivable will not cause the then outstanding aggregate principal balance of the Contracts to be serviced by the Servicer under this Agreement that have a FICO score between 640 and 679 to exceed 15% of the then outstanding aggregate principal balance of all Contracts to be serviced by the Servicer under this Agreement and (b) the FICO score related to such Receivable is equal to or greater than 640.

         The representations and warranties contained in this Article IV shall survive the execution of this Agreement

                                   ARTICLE V
                           SERVICER EVENTS OF DEFAULT

         If any one of the following events (each, a "SERVICER EVENT OF DEFAULT") shall occur and be continuing:

A. Any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement within one (1) Business Day after the Servicer receives written notice of such failure;

B. Failure on the part of the Servicer to observe or to perform in any material respect any other covenants or agreements set forth in this Agreement, which failure shall adversely affect the rights of the Company and continue unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been received by the Servicer;

C. (1) The Servicer or its parent shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"), (2) a custodian is appointed for, or takes charge of, all or any substantial part of the property of the Servicer or its parent, (3) the Servicer or its parent commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Servicer or its parent, (4) the Servicer or its parent is adjudicated insolvent or bankrupt, (5) the Servicer or its parent makes a general assignment for the benefit of creditors, (6) the Servicer or its parent shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due, (7) the Servicer or its parent shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts, or (8) the Servicer or its parent shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing;

D. An involuntary case under the Bankruptcy Code is commenced against the Servicer or its parent and is not dismissed within sixty (60) days after commencement of the case or there is commenced against the Servicer or its parent any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency


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

         or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Servicer or its parent which remains undismissed for a period of sixty (60) days;

E. Any breach by the Servicer of any representation or warranty as set forth in Article IV(A) and such breach shall not be cured in all material respects within thirty (30) consecutive days after the earlier of (i) receipt of written notice from the Company or the Secured Party to the Servicer or (ii) upon discovery by the Servicer;

F. Any representation, warranty, certification or statement made by the Servicer in this Agreement or in any certificate or report delivered by it pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed made and such error shall not be cured in all material respects within thirty (30) consecutive days after the earlier of (i) receipt of written notice from the Company or the Secured Party to the Servicer or (ii) upon discovery by the Servicer;

G. The Servicer shall materially modify the Credit and Collection Policy, unless it has given the Secured Party prompt notification of such modification and the Company has determined in its reasonable discretion that such modification is not materially adverse to the Company or the Secured Party, PROVIDED that no "Servicer Event of Default" shall have occurred and be continuing if the Servicer reverses any modifications to the Credit and Collection Policy determined by the Company or the Secured Party to be materially adverse;

H. There shall have occurred a Material Adverse Change with respect to the Servicer since the end of the last fiscal year ending prior to the date of its appointment as the Servicer hereunder or any other event shall have occurred which, in the commercially reasonable judgment of the Secured Party, materially and adversely affects the Servicer's ability to either collect the Receivables or to perform under this Agreement and such Material Adverse Change shall not be cured in all material respects within thirty (30) consecutive days after the earlier of (i) receipt of written notice from the Company or the Secured Party to the Servicer or (ii) upon discovery by the Servicer;

I. Failure of the Servicer or any Subsidiary of the Servicer to pay when due any amounts due under any agreement to which any such person is a party and under which any Debt greater than $5,000,000 is governed; or the default by the Servicer or any Subsidiary of the Servicer in the performance of any term, provision or condition contained in any agreement to which any such person is a party and under which any Debt owing by the Servicer or any Subsidiary of the Servicer greater than such respective amounts was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement; or any Debt owing by the Servicer or any Subsidiary of the Servicer greater than such respective amounts shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof;

J. Any failure by the Servicer to deliver any monthly or annual certification or statement required to be delivered pursuant to the terms of this Agreement within three (3) Business Days after the earlier of (i) receipt of written notice from the Company or the Secured


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

         Party to the Servicer or (ii) upon discovery by the Servicer that such certification or statement has not been delivered, but in no event later than the next Payment Date following the date on which such certification or statement was required to have been delivered; and

K. Any merger or consolidation of the Servicer (including, without limitation, any conveyance, transfer or lease of substantially all of its assets to another person) that has not been consented to by the Company or if JPMorgan Chase Bank or one of its affiliates no longer owns the Servicer and such change in control has not been consented to by the Company and the Secured Party.

then, and in each and every case and so long as a Servicer Event of Default described above shall not have been remedied, the Secured Party (and upon satisfaction and discharge of the Company's obligations under the Credit Documents, including, without limitation, due discharge of the security interest of the Secured Party in, to and under the collateral pledged by the Company to the Secured Party under the Security Agreement, the Company) may, by written notice to the Servicer (except in the event of a Servicer Event of Default under paragraphs C and D of this Article V, whereupon no notice will be necessary and notice will be deemed given immediately before the occurrence of any such Servicer Event of Default), terminate all of the rights of the Servicer under this Agreement; PROVIDED, HOWEVER, that the obligations of the Servicer hereunder shall continue until the appointment of a successor Servicer.

         On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer and appointment of a successor Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Receivables or the other Serviced Assets or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of a successor Servicer appointed by the Company; PROVIDED, HOWEVER, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, records, documents and instruments related to the Receivables, the other Serviced Assets and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor
Servicer or a successor Servicer to service the Receivables and the other Serviced Assets. The successor Servicer shall, at the direction of the Secured Party, direct the Obligors to make all payments under the Receivables or other Serviced Assets directly to the Collection Account or to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with the terms and


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

conditions of this Agreement), or to a lockbox account established by the successor Servicer at the successor Servicer's expense. The terminated Servicer shall grant the Secured Party and the successor Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense if such Servicer was terminated in connection with a Servicer Event of Default; provided that if the Servicer was terminated and no Servicer Event of Default shall have occurred or be continuing, the Company shall pay such expenses.

         On and after the time the Servicer receives a notice of termination pursuant to this Article V, or upon the resignation of the Servicer, the Company shall appoint an alternate successor Servicer who shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Company and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as the Servicer hereunder, it shall be subject to termination under this Article V upon the occurrence of any Servicer Event of Default applicable to it as the Servicer.

         Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. The Company and such successor Servicer may agree on additional compensation to be paid to such successor Servicer. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer.

         The Company may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE VI
                                    REMEDIES

         In addition to the indemnification rights contained in Article X and the right to terminate contained in Article XI, the Servicer agrees that upon the happening of any Servicer Event of Default, as defined in this Agreement, the Company and the Secured Party may avail itself of any other relief to which such person may be legally or equitably entitled.

                                  ARTICLE VII
                    RESPONSIBILITY AND AUTHORITY OF SERVICER

A. Subject to the Servicing Standard, and consistent with the duties and obligations imposed upon the Servicer by this Agreement, the Servicer shall have the full power and authority acting alone and without the consent of the Company, to do any and all things in connection with the servicing of any Receivable or other Serviced Asset that it may deem reasonably necessary or desirable, including, but not limited to, the right to subcontract any of its duties hereunder (in accordance with the terms and conditions hereof).

         Notwithstanding anything herein to the contrary, the Servicer shall cooperate fully with the Secured Party and the Company and promptly inform the Secured Party and the Company of any and all changes or developments of which the Servicer becomes aware that may affect the Receivables or the other Serviced Assets.

B. The Company authorizes the Servicer to communicate with third parties and the Obligors in the name of the Company as necessary and proper to perform the services anticipated by this Agreement. The Servicer shall enforce and administer all servicing related rights of the Company and the Secured Party and related responsibilities of the Company with respect to the Receivables and the other Serviced Assets (including, without limitation, maintaining possession of the Receivable Files). Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Company to execute and deliver, on behalf of the Company, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not, except pursuant to a final order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor.

C. The Servicer shall have the right to commence or participate in a legal proceeding (including, without limitation, a bankruptcy proceeding) on behalf of the Company to enforce a Receivable (and the related Serviced Assets), provided that the Secured Party shall have the right to direct the Servicer to not commence any such proceeding or to terminate any such proceeding. As reasonably requested by the Servicer, the Company shall furnish the Servicer with any necessary and appropriate powers of attorney (in the form of EXHIBIT B hereto or as otherwise appropriate) and other documents needed in order to enable the Servicer to carry out such proceeding and with respect to its servicing and administrative duties hereunder. The Servicer acknowledges and agrees that any and all such powers of attorney are limited in all respects by the terms and conditions of this Agreement and the other Credit Documents and are revocable at the will of the Secured Party. Upon the termination of the Servicer, the Servicer shall assist with the empowerment of any successor Servicer in, to or under such powers of attorney or replacement or termination of powers of attorney.

D. Consistent with the standards, policies and procedures required by this Agreement and Exhibit A hereto, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which all or any portion of a scheduled payment has become sixty-one (61) days delinquent; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the Servicing Standard, which practices and procedures may include the sale of the related

         Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be transferred by the Servicer from the Trust Account to the Collection Account as soon as practicable, but in no event later than within the applicable time period set forth in Article VIII. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only in accordance with Schedule 1 hereto. The Servicer shall pay on behalf of (and at the expense of) the Company any personal property taxes assessed on repossessed Financed Vehicles.

E. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment from the Company to the Servicer of the rights under such Contract, as appropriate, for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce any such Contract on the grounds that it is not a real party in interest or a person entitled to enforce such Contract, the Company, at the Company's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the related Contract, including bringing suit in its name or the name of the Company and/or the Originator (as the case may be). All amounts recovered in any legal proceeding shall be transferred by the Servicer from the Trust Account to the Collection Account as soon as practicable (but in no event later than within the applicable time period set forth in Article VIII). Notwithstanding anything to the contrary contained herein (i) prior to the occurrence of an Event of Default under the Credit Agreement, the Administrator (on behalf of the Company) may (provided that after the occurrence of an Event of Default, only the Secured Party may), in its reasonable discretion, direct the Servicer to commence or settle any legal action to enforce collection of any Receivable (or the Serviced Assets related thereto) or to foreclose upon or repossess any related security and (ii) the Servicer shall not make the Secured Party, any Hedge Counterparty or any Lender a party to any litigation relating to a Receivable (or the Serviced Assets related thereto) without the prior written consent of such person.

F. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming the Originator and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage insurance policy covering the related Financed Vehicle (including, without limitation, during the repossession of such Financed Vehicle) the Servicer shall deliver notice of any such failure to obtain or maintain any such insurance policy to the Obligor and may (but is not required to) enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with the Servicing Standard; provided, that the Servicer is not required hereunder to actively track or monitor insurance. The Servicer may sue to enforce or collect upon the insurance policies, in its own name, if possible, or as agent of the Company. If the Servicer elects to commence a legal proceeding to enforce an insurance policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Company under such insurance policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an insurance policy on the grounds that it is not a real party in interest or a holder entitled to enforce the insurance policy, the Company, at the Company's expense, shall take such steps as the Servicer deems necessary to enforce such insurance policy, including bringing suit in its name or the name of the Company or the Originator.

G. Consistent with the policies and procedures required by this Agreement, at the expense of the Company, the Servicer shall take such steps on behalf of the Secured Party and the Company as are necessary to maintain perfection of the security interest created by each Contract in the related Financed Vehicle with respect to each Receivable, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Contracts; PROVIDED, HOWEVER, that the Servicer shall not be required to take any steps to initially obtain a perfected security interest in the related Financed Vehicle, as long as a third party has been retained by the Originator to obtain the security interest granted by each Obligor. The Secured Party hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Company as necessary because of the relocation of a Financed Vehicle or for any other reason.

H. The Servicer may at any time perform through sub-contractors the specific duty of repossession of Financed Vehicles without the consent of the Company and may perform other specific duties through such sub-contractors in accordance with the Servicing Standard; PROVIDED, HOWEVER, that no such delegation or sub-contracting duties by the Servicer shall relieve the Servicer of its primary responsibility with respect to such duties; PROVIDED FURTHER, that the Servicer may delegate any of its duties under this Agreement that are not generally delegated by the Servicer in accordance with the Servicing Standard with the prior written consent of the Secured Party. No person acting as the Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Secured Party.

I. The Servicer shall perform the obligations of the Custodian as set forth in Article XV hereto.

J.       The Servicer covenants as follows:

         1. LIENS IN FORCE. The Financed Vehicle securing each Receivable shall not be released in whole or in part by the Servicer from the security interest granted by the related Contract, except upon payment in full of the Receivable or as otherwise contemplated herein;

         2. NO IMPAIRMENT. The Servicer shall do nothing to impair the rights of the Company, the Lenders or the Secured Party in the Receivables, the Contracts, the insurance policies or the related security or the other Serviced Assets except as otherwise expressly provided herein;

         3. NO AMENDMENTS. The Servicer shall not extend or otherwise amend the terms of any Receivable or the other Serviced Assets, except in accordance with Exhibit A; and

         4. RESTRICTIONS ON LIENS. The Servicer shall not (i) create or incur or agree to create or incur, or consent to cause or consent to permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any lien or restriction on transferability of the Receivables or the other Serviced Assets except for the lien in favor of the Secured Party for the benefit of the Lender and the Hedge Counterparties and the restrictions on transferability imposed by the Credit Documents or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Company, the Originator or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables or the other Serviced Assets, except in each case any such instrument solely securing the rights and preserving the lien of the Secured Party, for the benefit of the Lender.

K. For the avoidance of doubt, the Servicer shall have no responsibility for servicing Inactive Receivables under this Agreement. Any servicing responsibilities to be assumed by the Servicer with respect to an Inactive Receivable shall be agreed to in writing between the Company and the Servicer.

                                  ARTICLE VIII
                                  BANK ACCOUNTS

         The Servicer shall maintain and control a bank account separate from its general corporate bank accounts (the "TRUST ACCOUNT"), where the Servicer shall collect and hold in trust (for the benefit of the Company and the Secured Party) all Collections received from Obligors or other sources. All Collections deposited to such designated accounts shall be swept by the Servicer to the Collection Account (a) for Collections that are sent by ACH or wire, by the Business Day after receipt in the Trust Account and (b) for all other
Collections, no later than the third Business Day after receipt in the Trust Account.

                                   ARTICLE IX
                          REPORTS ACCESS AND INSPECTION

         The Servicer shall provide the Company, the Secured Party and their respective designee(s) access to the Servicer's facility, but, as long as no Servicer Event of Default shall have occurred, only upon reasonable request and during normal business hours of the Servicer and to the extent that such access would not significantly disrupt the orderly conduct of business at such facility. The Servicer shall also provide to representatives of the Secured Party reasonable access to the documentation regarding the Serviced Assets.

         The Servicer shall deliver to the Secured Party, the Lender and the Company, (a) on or before September 30 (or 90 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on December 31, 2002, an officer's certificate signed by any authorized officer of the Servicer, dated as of June 30 (or such other date of fiscal year end) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, the period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has materially fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (b) within 90 days after the end of the Servicer's fiscal year, audited financial statements for the Servicer as of the end of such fiscal year, prepared in accordance with GAAP consistently applied.

         The Servicer shall deliver to the Secured Party, the Lenders and the Company, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Event of Default hereunder. The Servicer shall deliver to the Secured Party and the Servicer promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Event of Default hereunder.

         On or before the eleventh (11th) calendar day of each month or, if such day is not a Business Day, the immediately following Business Day, the Servicer will deliver to the Company and the Secured Party (with a copy to the Administrator) a Monthly Tape and a diskette (or any other electronic transmission acceptable to such parties) in a format acceptable to such parties containing the information set forth in the attached EXHIBIT G with respect to the Receivables and the other Serviced Assets. Upon the reasonable request of either the Administrator or the Secured Party, the Servicer shall make available to such person all data in its possession concerning the Receivables and the other Serviced Assets.

                                   ARTICLE X
                                 INDEMNIFICATION

A. The Servicer agrees to indemnify (on an after tax basis) and hold the Company, the Administrator, the Originator, the Secured Party, the Hedge Counterparties and the Lenders and their respective officers, employees and agents (each a "SERVICER INDEMNIFIED PERSON" and collectively the "SERVICER INDEMNIFIED PERSONS") harmless against any and all claims, damages, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses (including reasonable legal fees and expenses) that such Servicer Indemnified Party may sustain in any way related to the negligence or misconduct of the Servicer (or any party hired by the Servicer) in its performance under the terms of this Agreement, or arising from any breach of the representations and warranties of the Servicer (or any party hired by the

         Servicer). The Servicer shall immediately notify the Servicer Indemnified Person if a claim is made by a third party with respect to this Agreement or any of the Receivables or any of the other Serviced Assets. This right to indemnification shall survive the termination of this Agreement and the termination of any Servicer.

B. The Originator agrees to indemnify (on an after tax basis) and hold the Servicer and its officers, employees and agents (each an "ORIGINATOR INDEMNIFIED PERSON" and collectively the "ORIGINATOR INDEMNIFIED PERSONS") harmless against any and all claims, damages, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses (including reasonable legal fees and expenses) that such Originator Indemnified Party may sustain in any way related to this Agreement or the Receivables or any of the other Serviced Assets, other than amounts the Originator Indemnified Persons sustained to the extent resulting from the negligence or misconduct of the Servicer or any party hired by the Servicer or ensuing from any breach of the representations and warranties of the Servicer or any party hired by the Servicer. The Originator shall immediately notify the Originator Indemnified Person if a claim is made by a third party with respect to this Agreement or any of the Receivables or any of the other Serviced Assets. This right to indemnification shall survive the termination of this Agreement. For the avoidance of doubt, neither the Secured Party nor the Originator shall indemnify the Servicer for any servicing fees or reimbursement of expenses and costs of any kind owed by the Company to the Servicer under this Agreement.

C. The Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Servicer by or at the direction of the Company or the Originator or from third parties retained by the Company or the Originator, including documents prepared or maintained by any originator, or previous servicer, or any party providing services related to the Receivables or any of the other Serviced Assets (collectively "COMPANY THIRD PARTY"). The Originator agrees to indemnify and hold the Servicer, its respective officers, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to errors in such accounting and servicing records and other documentation provided to the Servicer by the Company or any Company Third Party with respect to the Receivables or the other Serviced Assets; PROVIDED, HOWEVER, that the Originator shall not be required to indemnify Servicer, its respective officers, employees or agents harmless against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, or any other costs, fees and expenses that the Servicer may sustain in any way related to errors in such accounting and servicing records and other documentation provided to the Servicer by any person retained by the Servicer in accordance with Article VII(H). The Servicer shall have no duty, responsibility, obligation or liability (collectively "LIABILITY") for the acts or omissions of the Company or any Company Third Party. If any error, inaccuracy or omission (collectively "ERROR") exists in any information provided to the Servicer by any Company Third Party and such errors cause or materially contribute to the Servicer making or continuing any error (collectively "CONTINUING ERRORS"), the Servicer shall have no liability for such continuing errors; PROVIDED, HOWEVER, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in discovering or correcting any error or in the performance of its duties contemplated herein.

         In the event the Servicer becomes aware of errors and/or continued errors, which in the opinion of the Servicer impairs its ability to perform its services hereunder, the Servicer shall immediately notify the Secured Party and the Company of such errors and/or continuing errors; and further, the Servicer may undertake such data or records reconstruction as it deems appropriate to correct such errors and/or continuing errors and to prevent future continuing errors. The Servicer shall be entitled to recover its reasonable costs thereby expended.

                                   ARTICLE XI
                              TERM AND TERMINATION

A. The term of this Agreement shall be for two (2) years from the date first written above and will automatically renew for additional successive one (1) year terms unless the Company or the Servicer shall upon ninety (90) days written notice elect not to renew the Agreement.

B. The Secured Party or the Company (with the prior written consent of the Secured Party) shall have the right to terminate this Agreement during any term upon not less than sixty (60) days written notice delivered by overnight mail to the Servicer. In the event of any such termination, the Company shall pay to the Servicer a termination fee equal to the greater of (i) $10,000 or (ii) the servicing fee for each Receivable so transferred for one (1) month preceding the notice of termination. The Servicer shall not, however, be entitled to receive any such termination fee if the Servicer is terminated due to a Servicer Event of Default under this Agreement.

C. The Servicer shall have the right to resign under this Agreement by giving sixty (60) days prior written notice to the Company and the Secured Party; provided, however, that in no event shall any such resignation be effective unless the Servicer shall have provided the Company and the Secured Party with a successor which is acceptable to the Secured Party in its sole discretion and such successor shall agree, by written instrument delivered to the Company and the Secured Party, to be bound by all of the terms and conditions of this Agreement.

         D. If any one of the following events (each, a "COMPANY EVENT OF DEFAULT") shall occur and be continuing:

         1. Failure on the part of the Company to pay the Servicer the Base Servicing Fee on any Payment Date, including amounts set forth in
               Schedule 1 hereto, which shall not be cured by the Company within fifteen (15) days after the date on which written notice of such failure shall have been received by the Company and the Secured Party; or

         2. Other than as set forth in the preceding clause (1), failure on the part of the Company to observe or to perform in any material respect any covenants or agreements set forth in this Agreement, which failure shall adversely affect the rights of the Servicer and continue unremedied for a period of thirty (30) days after the date on which written notice of such failure shall have been received by the Company and the Secured Party; or

         3. Any breach by the Company of any representation or warranty as set forth in Article IV(B) and such breach shall not be cured in all material respects within thirty (30) consecutive days after the earlier of (i) receipt of written notice from the Servicer to the Company or (ii) upon discovery by the Company.

         4. Failure on the part of the Originator to pay any Servicer Indemnified Person any indemnity owed such person by the Originator in accordance with Article X B., which shall not be cured by the Originator within thirty (30) days after the date on which written notice of such failure shall have been received by the Originator, the Company and the Secured Party.

then, notwithstanding CLAUSE C above, the Servicer shall have the right to terminate this Agreement (x) upon a Company Event of Default set forth in SUBCLAUSE 2 or 3 above, by delivering not less than 120 days' written notice to the Company, with a copy to the Secured Party and (y) upon a Company Event of Default set forth in SUBCLAUSE 1 above, by delivering written notice to the Company, with a copy to the Secured Party, stating that this Agreement will terminate on the first Payment Date following receipt of such notice. In the event of any default of this Agreement by the Company, the Company likewise acknowledges the Servicer's remedies contained in Articles X and XI and that the Servicer may avail itself of any other relief to which the Servicer may be legally or equitably entitled.

         Notwithstanding the provisions set forth in Article V and this Article XI requiring the Servicer to continue servicing the portfolio after its termination or resignation, the Servicer shall have no obligation to continue its servicing duties hereunder after the earlier of (a) the appointment of a successor Servicer hereunder and (b) 120 days after notice of termination (under
Article V or paragraph D of Article XI) or notice of resignation (under paragraph C of Article XI) has been delivered.

                                   ARTICLE XII
                                     WAIVERS

         No failure or delay on the part of the Servicer or the Company or the Secured Party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.

                                  ARTICLE XIII
                                     NOTICES

         Except as otherwise provided herein, all notices, requests, consents, demands and other formal communications given hereunder shall be in writing. All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United States mail, properly addressed and with full postage prepaid to the following:

         To the Servicer:           Systems & Services Technologies, Inc.
                                    4315 Pickett Road
                                    St. Joseph, MO  64503
                                    Attn:   John J. Chappell
                                            Joseph D. Booz
                                    Telecopy No:  (816) 671-2029

         To the Company:            E-Loan Auto Fund One, LLC
                                    5875 Arnold Road
                                    Dublin, CA 94568
                                    Attn:  Steve Majerus
                                    Telecopy No: (925) 556-2668

                                    With a copy to Edward A. Giedgowd,
                                    General Counsel at the same address,
                                    facsimile no. (925) 803-3503.

         To the Secured Party
         or the Lender:             Merrill Lynch Bank USA
                                    800 Scudders Mill Road
                                    Plainsboro, NJ 08536
                                    Attn:  Tim Byrne
                                    Telecopy No: (609) 282-3038

                                    WITH COPIES TO:

                                    Merrill Lynch Mortgage Capital Inc.
                                    4 World Financial Center, 22nd Floor
                                    New York, NY 10080
                                    Attn:  Jeffrey S. Cohen
                                           Michael Blum
                                    Telecopy No: (212) 449-6673

                                    Merrill Lynch Mortgage Capital Inc.
                                    101 Hudson Street
                                    Jersey City, NJ 07302
                                    Attn:  Gene Nagotko
                                    Telecopy No: (201) 557-1369

         To the Originator
         or the Administrator:      E-LOAN, Inc.
                                    5875 Arnold Road
                                    Dublin, CA  94568
                                    Attn:  Tom Knight, Treasurer
                                    Telecopy No: (925) 560-3408

                                    With a copy to Edward A. Giedgowd,
                                    General Counsel at the same address,
                                    facsimile no. (925) 803-3503.

or to such other person(s) or address as such party shall have specified in writing in the manner set forth above.

                                  ARTICLE XIV
                               FURTHER ASSURANCES

         Each party agrees, if reasonably requested by the other party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.

                                   ARTICLE XV
                                  THE CUSTODIAN

A. APPOINTMENT OF CUSTODIAN; ACKNOWLEDGMENT OF RECEIPT. Subject to the terms and conditions hereof, the Company hereby revocably appoints (provided that such appointment may only be revoked by the Secured Party as long as there remain any obligations outstanding under the Credit Documents or the Credit Agreement, the Security Agreement and the other Credit Documents have not been duly terminated by or on behalf of the Secured Party) the Custodian and the Custodian hereby accepts such appointment, as custodian and bailee on behalf of the Secured Party (for the benefit of the Lenders and the Hedge Counterparties) to maintain exclusive custody of the Receivable Files relating to the Receivables and the other Serviced Assets; PROVIDED, HOWEVER, that none of the Lenders, the Hedge Counterparties and the Secured Party shall be responsible for the acts or omissions of the Custodian. In performing its duties hereunder, the Custodian agrees to act with that degree of care, skill and attention that a person acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others, and, in any event, to exercise at least that degree of care, skill and attention that it exercises with respect to its own assets. The Custodian, as of each Transfer Date with respect to the Receivables sold on such date, hereby acknowledges receipt of the Receivable File for each Receivable listed in the related Schedules of Contracts, subject to any exceptions noted on the applicable Acknowledgment of Custodian. As evidence of its acknowledgement of such receipt of such Receivables Files, the Custodian shall execute and deliver to the Lender and the Secured Party on each Transfer Date with respect to the Receivables sold on such date, the Acknowledgement of the Custodian attached as EXHIBIT C hereto.

B MAINTENANCE OF RECORDS AT OFFICE. The Custodian agrees to maintain the Receivable Files at 4315 Pickett Road, St. Joseph, Missouri, or at such other office as shall from time to time (in advance of any move) be identified to the Company and the Secured Party, and the Custodian will hold the Receivable Files in such office on behalf of the Secured Party (for the benefit of the Lenders and the Hedge Counterparties), clearly identified on its records as being separate from any other instruments and files, including other instruments and files held by the Custodian, and in compliance with this Agreement and the other Credit Documents.

C.       DUTIES OF CUSTODIAN.

         1. SAFEKEEPING. The Custodian shall hold the Receivable Files on behalf of the Secured Party (for the benefit of the Lenders and the Hedge Counterparties) clearly identified on its records as being separate from all other files or records maintained by the Custodian, whether at the same or any other location, and shall maintain such accurate and complete accounts, records or computer systems pertaining to each Receivable File. The Custodian shall segregate the Receivable Files from its other assets or those held on behalf of any other Person other than the Secured Party, assign each Receivable File an identifying number, and the books, records and computer systems for the Custodian shall contain the identifying number for all such Receivable Files and shall indicate that such Receivable Files are held by the Custodian on behalf of the Secured Party. Each Receivable (and the related Serviced Assets) shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a person acting in the capacity of custodian with
               respect  to  similar   receivables,   (ii)   indicates  that  the
               Receivables (and the related Serviced Assets) are held by the Custodian on behalf of the Secured Party and (iii) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Secured Party and the Custodian to verify the accuracy of the Custodian's inventory and recordkeeping. Such inspections shall be conducted at such times, in such manner and by such persons, including, without limitation, independent accountants, as the Secured Party may request in accordance with
               Article IX. The Custodian shall promptly report to the Secured Party any failure on the Custodian's part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and the Custodian shall promptly take appropriate action to remedy any such failure. Notwithstanding the above, upon a Servicer Termination Event, on or prior to each Transfer Date, with respect to the Receivables sold on such dates, the Custodian shall make copies or other electronic file records (e.g., diskettes, CD's, etc.) (the "Copies") of the Receivable Files and shall deliver such Copies to the Secured Party. The Custodian shall at all times maintain the original of the fully executed original Contract and of the related certificate of title or application therefore, if no such certificate of title has yet been issued, relating to each Receivable in a fire proof vault.

         2. ACCESS TO RECORDS. The Custodian shall, subject only to the Custodian's security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a person acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Secured Party, the Lenders or their duly authorized representatives, attorneys or auditors to inspect the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as any of the Secured Party or the Lenders may reasonably request.

         3. RELEASE OF DOCUMENTS. The Custodian shall release such Receivable Files to the (1) Company, upon payment in full of such Receivable and release of such Receivable from the lien of the Secured Party under the Security Agreement, (2) Servicer, as required from time to time as appropriate for servicing and enforcing any Receivable or the other Serviced Assets or (3) related Obligor, as required by applicable law.

         4. ADMINISTRATION; REPORTS. The Custodian shall, in general, attend to all ministerial matters in connection with maintaining custody of the Receivable Files on behalf of the Secured Party. In addition, the Custodian shall assist the Secured Party or the Servicer, as the case may be, in the preparation of any routine reports to the Secured Party or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivable Files.

         5. REVIEW OF CERTIFICATES OF TITLE. On or before the eleventh (11th) calendar day of each month or, if such day is not a Business Day, the immediately following Business Day, the Custodian shall deliver to the Company and the Secured Party a listing of all Receivables boarded by the Servicer 120 or more days prior to the date of such list with respect to which a certificate of title, showing the Originator as secured party, was not included in the related Receivable File.

D. INSTRUCTIONS; AUTHORITY TO ACT. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an authorized officer of the Secured Party. Such instructions may be general or specific in terms.

E. CUSTODIAN FEE. If the Custodian is not the same person as the Servicer, then for the custodian services under this Agreement, the Custodian shall be entitled to reasonable compensation to be paid by the Company, provided that any such compensation has been approved by the Secured Party in advance of any agreement to pay for such services.

F. INDEMNIFICATION BY THE CUSTODIAN. The Custodian agrees to indemnify (on an after tax basis) the Secured Party, the Lenders and the Company for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against any of the Secured Party, the Lenders and/or the Company as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the

         Receivable Files or any default by the Custodian of its obligations hereunder; PROVIDED, HOWEVER, that the Custodian shall not be liable to any party indemnified hereunder for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses as are due to the willful misfeasance, bad faith, negligence or breach of contract of such indemnified party.

G. ADVICE OF COUNSEL. The Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken in good faith pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

H. EFFECTIVE PERIOD, TERMINATION, AND AMENDMENT; INTERPRETIVE AND ADDITIONAL PROVISIONS. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided. This Agreement may be amended at any time by agreement of the Secured Party, the Custodian and Lenders and may be terminated by either the Secured Party or the Custodian by giving written notice to the other parties, such termination to take effect no sooner than thirty (30) days after the date of such notice in the case of a termination by the Secured Party (which 30 day period may be shorter as set forth in the notice of termination in the case of a Servicer Event of Default) or ninety (90) days after the date of such notice in the case of a termination by the Custodian; PROVIDED the Custodian shall not resign from the obligations and duties imposed on it by this Agreement unless the Custodian shall have provided the Secured Party with a successor which is acceptable to the Secured Party in its sole discretion. Any termination of SST (and its successors and assigns) as the Servicer shall terminate SST (and its successors and assigns) as Custodian under this Agreement. Immediately after receipt of notice of termination of this Agreement, the Custodian shall deliver the Receivable Files at the expenses of the Company (other than as set forth below) to the Secured Party on behalf of the Lenders and the Hedge Counterparties, at such place or places as the Secured Party may designate, and the Secured Party, or its agent, as the case may be, shall act as custodian for such records on behalf of the Secured Party until such times as a successor custodian has been appointed by the Secured Party; PROVIDED that if a Servicer Event of Default shall have occurred and been continuing, such delivery shall be at the expense of the Custodian. (For the avoidance of doubt, during any such period, the Secured Party shall be acting in its capacity as Secured Party, including the standard of care and liability in such capacity, and not as a successor "CUSTODIAN" hereunder.) If, within two (2) Business Days after the termination of this Agreement, the Custodian has not delivered the Receivable Files in accordance with the preceding sentence, the Secured Party may enter the premises of the Custodian and remove the Receivable Files from such premises. In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

I. REPRESENTATIONS, WARRANTIES AND COVENANTS OF CUSTODIAN. The Custodian hereby represents and warrants to, and covenants with, the Secured Party that as of the date hereof and as of each Transfer Date:

         1. The Custodian is duly organized, validly existing and in good standing under the laws of the state of its incorporation;

         2. The Custodian has the full power and authority to hold each Receivable File on behalf of the Secured Party, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

         3. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Custodian, or any indenture, agreement, mortgage, deed of the Custodian or other instrument to which the Custodian is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of the Custodian or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Custodian of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Custodian or any of its properties and do not require any action by or require the consent of or the filing of any notice with any governmental authority or other person;

         4. There is no litigation pending or, to the Custodian's knowledge, threatened, which if determined adversely to the Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of the Custodian thereunder, or which would have a material adverse effect on the financial condition of the Custodian;

         5. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of or compliance by the Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby;

         6. Without limiting paragraph H. of Article XV, upon written request of the Secured Party, the Custodian shall take such steps as reasonably requested by the Secured Party to protect or maintain any security interest the Secured Party has in any Receivable and the other Serviced Assets, provided that, as long as the Servicer and the Custodian are the same person, any extraordinary fees and expenses incurred by the Custodian and, upon the request of the Company or the Secured Party to retitle or otherwise act to protect or maintain any security interest in all or substantially all of the Receivables and the other Serviced Assets, a reasonable fee to compensate the Custodian for such services will be paid from Collections pursuant to Section 8.1(e) of the Credit Agreement; provided that if a Servicer Event of Default shall have occurred and been continuing, such retitling or other actions shall be at the expense of the Custodian;

         7. The Custodian has not been notified by any party other than the Secured Party that such third party claims an interest in the Receivables or the other Serviced Assets or is requesting the Custodian to act as a bailee with respect to the Receivable Files or the other Serviced Assets; and

         8. The Custodian covenants and warrants to the Secured Party that as of the date of each Acknowledgment of Custodian: (i) it holds no adverse interest, by way of security or otherwise, in any Receivable or the other Serviced Assets; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Custodian in or to any Receivable or the other Serviced Assets, other than the Custodian's rights as custodian hereunder.

                                  ARTICLE XVI
                   ENTIRE AGREEMENT; COUNTERPARTS; AMENDMENTS

         This Agreement, including the Exhibits and Schedules attached hereto and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect hereto. This Agreement may not be assigned, modified, changed or supplemented except upon the express written consent of all parties hereto and the Secured Party.

         This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

                                  ARTICLE XVII
                                  GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflict of law principles except for Sections 5-1401 and 5-1402 of the New York General Obligations Law). The choice of law is not a designation of jurisdiction or venue. Any legal proceedings relating to this Agreement shall be tried by the court and not by a jury and the parties HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY. The prevailing party in any legal proceeding relating to this Agreement shall be entitled to an award for all reasonable attorneys fees and costs incurred in the proceeding.

                                 ARTICLE XVIII
                                 BINDING EFFECT

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, the Lenders and the Hedge Counterparties shall be third party beneficiaries hereof. Concurrently with the appointment of a successor Secured Party under the Security Agreement and notification to the parties to this Agreement of such appointment, such successor shall, without any further action by any party, become the successor to the Secured Party hereunder.

                                  ARTICLE XIX
                                  SEVERABILITY

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                   ARTICLE XX
                              NONPETITION COVENANT

         The Servicer shall not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Company. This Article XX shall be continuing and shall survive any termination of this Agreement.

                                  ARTICLE XXI
             THIRD PARTY BENEFICIARIES; ACKNOWLEDGMENT OF ASSIGNMENT

         The Secured Party is an express third party beneficiary of the obligations of the Servicer and the Custodian hereunder and may directly enforce the performance by the Servicer and the Custodian of such obligations. Each of the Servicer and the Custodian hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Company to the Secured Party pursuant to the Security Agreement of all of the Company's rights and obligations hereunder. IN ADDITION, EACH OF THE SERVICER AND THE CUSTODIAN HEREBY ACKNOWLEDGES AND AGREES THAT FOR SO LONG AS ANY OBLIGATIONS OF THE COMPANY ARE OUTSTANDING UNDER THE CREDIT DOCUMENTS, THE SECURED PARTY WILL HAVE THE RIGHT TO EXERCISE ALL CONSENTS, WAIVERS, RIGHTS, REMEDIES, POWERS, PRIVILEGES AND CLAIMS OF THE COMPANY UNDER THIS AGREEMENT.

                                  ARTICLE XXII
                                  ADMINISTRATOR

         Each of the Servicer and the Custodian hereby acknowledges that it understands that E-LOAN, Inc. has been retained by the Company to act as its administrator (in such capacity, the "ADMINISTRATOR"), and that all communications and directions from E-LOAN, Inc. to the Servicer and the Custodian in connection with this Agreement (other than those communications and directions with respect to the Originator's rights and responsibilities hereunder) shall be deemed to be communications or directions from the Administrator, on behalf of the Company.

                       [THE BALANCE OF THIS PAGE IS BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                               SERVICER AND CUSTODIAN:

                               SYSTEMS & SERVICES TECHNOLOGIES, INC.


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Its:
                                   --------------------------------------------


                               COMPANY:

                               E-LOAN AUTO FUND ONE, LLC


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Its:
                                   --------------------------------------------


                               ORIGINATOR AND ADMINISTRATOR:

                               E-LOAN, INC.


                               By:
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                               Name:
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                               Its:
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


                                   APPENDIX A

                                  DEFINED TERMS

"ACKNOWLEDGED RECEIVABLE FILE" means, collectively, the following documents or instruments:

         (a) with respect to a Contract for the purchase of a Vehicle by the related Obligor, collectively, the following documents or instruments:

               (1) the original fully executed E-Fund Agreement or Note and Security Agreement or other form of Contract;

               (2) a copy (to the best of the Custodian's knowledge, true and complete) of the application for the certificate of title of the related Financed Vehicle, indicating the Originator, the Company or the Secured Party as the sole lienholder or legal owner thereof;

               (3) a copy (to the best of the Custodian's knowledge, true and complete) of the credit application of the related Obligor;

               (4) if the related Financed Vehicle is a used Vehicle, a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed odometer statement (setting forth the elapsed number of miles such Financed Vehicle has been driven at or about the time of the loan by the Originator to the Obligor) with respect to such Financed Vehicle, which statement may be included in the bill of sale;

               (5) if there is a co-signer on the Contract, a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed notice to co-signer delivered to the co-signer, which notice may be set forth in the related E-Fund Agreement;

               (6) if the related Financed Vehicle is a new Vehicle, a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed bill of sale with respect to such Financed Vehicle;

               (7) a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed service contract or warranty, if any, to the extent provided by or on behalf of the Company;

               (8) to the extent provided by or on behalf of the Company, original fully executed promissory notes and copies (to the best of the Custodian's knowledge, true and complete) of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor; and

               (9) any and all other documents, to the extent provided by or on behalf of the Company, that the Originator or Company shall keep on file, in accordance with its customary procedures, relating to the Serviced Assets (including, without limitation, the Receivable and the related Financed Vehicle) or the related Obligor.

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

         (b) with respect to a Contract for the refinance of a Vehicle by the related Obligor:

               (1) the original fully executed Note and Security Agreement or other form of Contract;

               (2) a duly executed power of attorney by the Obligor (to the best of the Custodian's knowledge, true and complete), authorizing the Originator to register itself as the sole lienholder on the certificate of title for the related Financed Vehicle;

               (3) a copy (to the best of the Custodian's knowledge, true and complete) of the credit application of the related Obligor;

               (4) a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed odometer statement (setting forth the elapsed number of miles such Financed Vehicle has been driven at or about the time of the loan by the Originator to the Obligor) with respect to such Financed Vehicle, which statement may be included in the bill of sale;

               (5) if there is a co-signer on the Contract, a copy (to the best of the Custodian's knowledge, true and complete) of the duly executed notice to co-signer delivered to the co-signer, which notice may be set forth in the related Note and Security Agreement;

               (6) to the extent provided by or on behalf of the Company, original fully executed promissory notes and copies (to the extent of the Custodian's knowledge, true and complete) of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor; and

               (7) any and all other documents, to the extent provided by or on behalf of the Company, that the Originator or Company shall keep on file, in accordance with its customary procedures, relating to the Receivable, the related Obligor or the related Financed Vehicle, including, without limitation, any record, in a format acceptable to the Administrator and Secured Party (e.g., compact disc), of each draft executed by a prior lender/lienholder setting forth the acknowledgement by such lender/lienholder of the release of its lien.

         "ACKNOWLEDGEMENT OF CUSTODIAN" means an acknowledgement of Custodian substantially in the form of Exhibit C hereto.

         "ACTIVE RECEIVABLE" means any Receivable other than: (i) Inactive Receivables, (ii) prepaid, fully satisfied accounts, (iii) accounts where the Vehicle has been liquidated and the Servicer has posted the liquidation proceeds or any other anticipated proceeds including but not limited to credit enhancement insurance and financed product rebates; and (iv) accounts where the Servicer has completed all work in connection with processing, receiving and depositing into the Collection Account all insurance payoffs.

         "ADMINISTRATION AGREEMENT" means the Administration Agreement, dated as of June 1, 2002, between the Company and E-LOAN, Inc., as administrator.

         "BASE SERVICING FEE" shall mean, for any Payment Date, an amount equal to the LESSER OF (a) 0.50% divided by 12, multiplied by the Aggregate Outstanding Balance as of the related Payment Date of all Receivables being serviced by the Servicer under this Agreement and (b) any amounts due the Servicer in accordance with SCHEDULE 1 for such Payment Date.

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         "BUSINESS  DAY" means any day other  than (i) a  Saturday  or Sunday or
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or banking institutions in New York (including New York City) or, to the extent relevant, California or Missouri are authorized or obligated by law, regulation or executive order to remain closed.

         "CHARGED-OFF RECEIVABLE" means a Receivable (i) for which at least one payment (or any portion thereof) is more than 120 days past due pursuant to the terms thereof, (ii) with respect to which the related Financed Vehicle has been liquidated or (iii) if such Receivable is subject to a first payment default, when the Servicer is duly instructed by the Administrator (or, after the occurrence of the Commitment Termination Date, the Secured Party) to charge off the outstanding balance.

         "COLLECTION ACCOUNT" means the segregated collection operations account subject to the Securities Account Control Agreement and maintained by the Company at Bank One, NA (account: E-LOAN Auto Fund One, LLC) having account number 636101495 (ABA: 044000037) for the purpose of depositing the Collections forming part of the collateral under the Credit Agreement.

         "COLLECTIONS" means the aggregate of all payments and proceeds (including Insurance Proceeds and the proceeds of disposition of any Financed Vehicle received as a result of the enforcement of the terms of the related Contract) received by the Servicer or owed to the Company in respect of the Receivables or the other Serviced Assets.

         "CONTRACT" means an E-Fund Agreement, Note and Security Agreement and each other agreement delivered in connection therewith or pursuant thereto relating to a Vehicle (together with all amendments, supplements and other modifications thereto), which was originated by the Originator and pursuant to which the related Obligor is required to repay the related amount financed in full during the term of such agreement or contract.

         "CREDIT AGREEMENT" means the Credit Agreement, dated as of June 1, 2002, among the Originator, the Company and the Lender, as the same may be supplemented, amended or otherwise modified from time to time in accordance with its terms.

         "CREDIT DOCUMENTS" means the Credit Agreement, the Security Agreement, the Contribution and Sale Agreement, this Agreement, the Administration Agreement, the Note, each Hedge Agreement, the Securities Account Control Agreement, and all related documents and certificates delivered in connection therewith.

         "CREDIT AND COLLECTION POLICY" means the credit and collection policies of the Servicer with respect to the servicing of assets similar to the Receivables, as modified from time to time.

         "DEBT" means, at any time, with respect to any person, without duplication and, except as provided in item (b) below, without regard to any interest component thereof (whether actual or imputed) that is not due and payable, the aggregate of the following amounts, each calculated at such time in accordance with GAAP, but excluding, for greater certainty, capital stock, whether or not preferred, which is not referred to in clause (k) below:

               (a)  money   borrowed   (including   by  way  of   overdraft)  or
         indebtedness   represented   by  notes  payable  and  drafts   accepted
         representing extensions of credit;

               (b) the face amount of all bankers' acceptances and similar instruments;


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

               (c) the amount of any indemnity or reimbursement obligations arising from or relating to letters of credit, letters of guarantee, legally binding comfort letters, guarantees or security bonds issued on behalf of such person;

               (d) all obligations (whether or not with respect to the borrowing of money) that are evidenced by bonds, debentures, notes or other similar instruments, whether or not any such instruments are convertible into capital, or that are not so evidenced, but that would be considered by GAAP to be indebtedness for borrowed money;

               (e) all obligations upon which interest charges are customarily paid by that Person (including purchase money obligations);

               (f) principal obligations as lessee under capital leases, all as determined in accordance with GAAP;

               (g) all obligations (contingent or otherwise) under any hedge agreements (after deducting the market value at such time of any collateral or credit support posted or transferred to the applicable counterparty as security for such obligations);

               (h) any deferred purchase price for property or services purchased (including vendor financing in connection with any investment, but excluding trade payables and other liabilities incurred in the ordinary course of business);

               (i) any transfer of property or assets which has been made with recourse to the transferor or any obligation to repurchase any property or assets or to purchase property or assets regardless of the delivery or non-delivery thereof;

               (j) any amount secured by an encumbrance on any property of such person;

               (k) any obligation to purchase, redeem or otherwise retire or purchase for cancellation any shares of capital stock in such person at the option of the holder thereof, including any obligation to so purchase, redeem or otherwise retire or purchase for cancellation any shares of capital stock issuable upon the exchange or conversion of other shares; and

               (l) any contingent obligation incurred for the purpose of or having the effect of providing financial assistance to another entity, including, any guarantee or indemnity (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business) in any manner of any part or all of an obligation included in items (a) through (k) above.

         "E-FUND  AGREEMENT"  means  an  E-Fund  Agreement   originated  by  the
Originator to an Obligor for the purchase of a vehicle, substantially in the form of EXHIBIT E hereto.

         "FINANCED VEHICLE" means, in respect of a Contract and the related Receivable, the Vehicle, together with all accessions thereto, securing the related Obligor's indebtedness in connection with such Contract and the related Receivable.

         "GAAP" means, as of any date of determination, all applicable generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which are applicable as of such date.

         "HEDGE COUNTERPARTY" means an interest rate swap or cap provider which has entered into a hedge agreement with the Company.

         "INACTIVE RECEIVABLE" means a Receivable with respect to which the Servicer has made a good faith determination in accordance with the Servicing Standard that the costs of servicing such Receivable are greater than the expected recoveries with respect to such Receivable.

         "INSURANCE PROCEEDS" means, with respect to any Contract and the related Receivable, any proceeds collected by the Company, the Servicer or the Originator or from claims on any physical damage insurance policies covering the related Financed Vehicle.

         "LENDER" means Merrill Lynch Bank USA, an industrial loan company organized pursuant to the laws of the State of Utah, its successors and permitted assigns.

         "MATERIAL ADVERSE CHANGE" means, in respect of any Person, any change having a material adverse effect on the business, assets, liabilities, operations, results of operations, condition (financial or other), of such Person, or the ability of such Person to carry on its business or a significant part of its business, or which would reasonably be expected to result in, or has resulted in, a material adverse effect on the ability of such person to perform its obligations under the Servicing Agreement.

         "MONTHLY SERVICER REPORT" means a report substantially in the form attached hereto as EXHIBIT D.

         "MONTHLY TAPE" means a report containing the fields set forth on Exhibit G-1 (with respect to reports to be delivered to the Secured Party) or Exhibit G-2 (with respect to reports to be delivered to the Administrator or the Company).

         "NOTE AND SECURITY AGREEMENT" means a Note and Security Agreement originated by the Originator to an Obligor for the refinancing or purchase of a vehicle, substantially in the form of EXHIBIT F hereto.

         "OBLIGOR" means, with respect to a Contract and the related Receivable, the consumer and any other person who owes payments under such Contract and the related Receivable in respect of the purchase or refinancing of a Financed Vehicle or such Contract and the related Receivable.

         "PAYMENT DATE" means the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the immediately following Business Day; PROVIDED that the Payment Date in respect of the Interest Period which includes the Termination Date shall occur on the Termination Date. The initial Payment Date shall be August 15, 2002.

         "RECEIVABLE" means any Contract listed on the Schedule of Contracts, and in respect of any such Contract, all amounts payable by the related Obligor, including, without limitation, all rights to payments on account of principal and interest together with all payment obligations thereunder and all moneys received thereon and the security interest in the related Financed Vehicle.

         "RECEIVABLE FILE" means, collectively, the following documents or instruments:

               (a) with  respect to a Contract  for the purchase of a Vehicle by
         the  related  Obligor,   collectively,   the  following   documents  or
         instruments:

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

                    (1) the original fully executed Contract (including, without
               limitation,   each  E-Fund   Agreement   or  Note  and   Security
               Agreement);

                    (2) a true  and  complete  copy of the  application  for the certificate of title of the related Financed Vehicle, indicating the Originator, the Company or the Secured Party as the sole lienholder or legal owner thereof;

                    (3) a true and complete  copy of the credit  application  of the related Obligor;

                    (4) if the related  Financed  Vehicle is a used  Vehicle,  a true and complete copy of the duly executed odometer statement (setting forth the elapsed number of miles such Financed Vehicle has been driven at or about the time of the loan by the Originator to the Obligor) with respect to such Financed Vehicle, which statement may be included in the bill of sale;

                    (5) if  there is a  co-signer  on the  Contract,  a true and complete copy of the duly executed notice to co-signer delivered to the co-signer, which notice may be set forth in the related E-Fund Agreement;

                    (6) a true and complete  copy of the duly  executed  service contract or warranty, if any, with respect to the related Financed Vehicle;

                    (7) if the related Financed Vehicle is a new Vehicle, a true and complete copy of the duly executed bill of sale with respect to such Financed Vehicle;

                    (8) original  fully executed  promissory  notes and true and complete copies of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor;

                    (9) within 240 days after the related  Transfer Date of such
               Contract, the original certificate of title for the related Financed Vehicle, indicating the Originator, the Company, the Borrower or the Secured Party as the sole lienholder or legal owner thereof; and

                    (10) any and all other  documents that the Originator  shall keep on file, in accordance with its customary procedures, relating to the Serviced Assets (including without limitation, the Receivable and the related Financed Vehicle) or the related Obligor.

               (b) with respect to a Contract for the refinance of a Vehicle by the related Obligor:

                    (1) the original fully executed Note and Security  Agreement or other form of Contract, if applicable, together with any modifications or amendments thereto, including, without limitation, any extension agreements;

                    (2) a true and  complete  copy of a duly  executed  power of attorney by the Obligor, authorizing the Originator to register itself as the sole lienholder on the certificate of title for the related Financed Vehicle;

                    (3) a true and complete  copy of the credit  application  of the related Obligor;

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

                    (4) a true and complete copy of the duly  executed  odometer statement (setting forth the elapsed number of miles such Financed Vehicle has been driven at or about the time of the loan by the Originator to the Obligor) with respect to such Financed Vehicle, which statement may be included in the bill of sale;

                    (5) if  there is a  co-signer  on the  Contract,  a true and complete copy of the duly executed notice to co-signer delivered to the co-signer, which notice may be set forth in the related Note and Security Agreement;

                    (6) original  fully executed  promissory  notes and true and complete copies of all letters of credit, agreements, documents and instruments relating to, evidencing, securing or guarantying the loan to the related Obligor;

                    (7) within 240 days after the related  Transfer Date of such
               Contract, the original certificate of title for the related Financed Vehicle, indicating the Originator, the Company or the Secured Party as the sole lienholder or legal owner thereof; and

                    (8) any and all other  documents that the  Originator  shall keep on file, in accordance with its customary procedures, relating to the Receivable, the related Obligor or the related Financed Vehicle, including, without limitation, any record, in a format acceptable to the Secured Party (e.g., compact disc), of each draft executed by a prior lender/lienholder setting forth the acknowledgment by such lender/lienholder of the release of its lien.

         "SCHEDULE OF CONTRACTS" means a schedule of Contracts to be transferred by the Originator to the Company on any Transfer Date, a copy of which has been delivered by the Company or the Originator to the Servicer and Custodian.

         "SERVICING STANDARD" has the meaning set forth in Article II.

         "SUBSIDIARY" means, with respect to any person, any other person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such person or one or more Subsidiaries of such person or by such person and one or more Subsidiaries of such person.

         "TRANSFER DATE" means any Business Day on which the Originator sells Receivables and the related Serviced Assets to the Company pursuant to the Contribution and Sale Agreement (including without limitation, the Closing
Date).

         "TRUST ACCOUNT" has the meaning set forth in Article VIII.

         "VEHICLE" means a new or used passenger automobile, sport utility vehicle, light-duty truck, van or minivan which has been purchased or financed by an Obligor pursuant to the provisions of a Contract.


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